Madison Funds
Supplement dated June 7, 2016
This Supplement amends the Prospectus of the Madison Funds dated February 29, 2016, as amended May 20, 2016, May 24, 2016, and June 1, 2016, and the Summary Prospectus for the Mid Cap Fund dated February 29, 2016 as amended June 1, 2016.
Mid Cap Fund
Fund Summary. The “Fees and Expenses” chart is deleted and replaced with the following:
Fees and Expenses:

Shareholder Fees: (fees paid directly from your investment)	Class A	Class B	Class Y	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	4.50%[1]	None	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class Y	Class R6
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.40%	0.40%	0.23%[2]	0.02%
Total Annual Fund Operating Expenses	1.40%	2.15%	0.98%	0.77%
1 The CDSC is reduced after 12 months and eliminated after six years following purchase.
2 Effective June 1, 2016, the service fee has been permanently reduced on the Class Y shares from 0.40% to 0.23%.

Please keep this Supplement with your records.